United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-23174

(Investment Company Act File Number)

Federated Hermes Project and Trade Finance Tender Fund

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Hermes Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

Peter J. Germain, Esquire

Federated Hermes, Inc.

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(412) 288-1900

(Registrant's Telephone Number)

Date of Fiscal Year End: 03/31/2024

Date of Reporting Period: 03/31/2024

Item 1.	Reports to Stockholders

Annual Shareholder Report
March 31, 2024

Federated Hermes Project and Trade Finance Tender Fund
Fund Established 2016

Dear Valued Shareholder,
We are pleased to present the Annual Shareholder Report for your fund covering the period from April 1, 2023 through March 31, 2024. This report includes Management’s Discussion of Fund Performance, a complete listing of your fund’s holdings, performance information and financial statements along with other important fund information.
As a global leader in active, responsible investment management, Federated Hermes is guided by our conviction that responsible investing is the best way to create wealth over the long term. The company provides capabilities across a wide range of asset classes to investors around the world.
In addition, FederatedHermes.com/us offers quick and easy access to valuable resources that include timely fund updates, economic and market insights from our investment strategists and financial planning tools. You can also access many of those insights by following us on Twitter (@FederatedHermes) and LinkedIn.
Thank you for investing with us. We hope you find this information useful and look forward to keeping you informed.
Sincerely,

J. Christopher Donahue, President

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes Project and Trade Finance Tender Fund (the “Fund”),1 based on net asset value for the 12-month reporting period ended March 31, 2024, was 9.04% compared to a return of 5.41% for the ICE BofA U.S. Dollar 1-Month Deposit Offered Rate Constant Maturity Index (ICE1MDOR),2 the Fund’s benchmark. The weighted average life of the Fund’s portfolio was 17.96 months as of the end of the reporting period. The Fund’s total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and expenses which were not reflected in the total return of the ICE1MDOR.
The following discussion will focus on Fund performance relative to the ICE1MDOR.
Market Overview
After several quarters of decline, global trade showed signs of a rebound early in 2024 per the United Nations Conference on Trade and Development. This indication was further supported by the World Trade Organization’s (WTO) trade barometer, which was slightly above the baseline of 100 and indicated a gradual recovery. At the end of the reporting period, the WTO was predicting global merchandise trade growth of 3.3% in 2024.
In 2023, the world was affected by two military conflicts and associated geopolitical effects, uncertainty over global economic growth, continued nearshoring and an inflationary environment and maritime trade-specific events that affected global trade flows. With these continued events, there is a significant degree of uncertainty over trade rebound in 2024.
Decreased trade impacted sub-categories of trade finance such as supply chain finance, revenues of which are expected to contract by some 7% in 2024. Interestingly, the commodity trading industry, which accounts for a significant portion of global trade volume, posted another record year in net profits in 2023. This was partly a result of commodity price volatility created by the above-referenced events, and traders tend to seek more opportunities in volatile markets by monetizing optionality in their assets, trade flows and contracts.
Over the past several months, trade flows have been impacted by two notable events. First, maritime trade flows passing through the Red Sea have been significantly disrupted by Iran-backed Houthi rebels operating out of Yemen. The Red Sea, connected to the Mediterranean by the 120-mile Suez Canal, is the primary maritime gateway for cargo flows from Asia to Europe and the Mediterranean. This led to re-routing of vessels via longer routes.
Second, container flows to the Port of Baltimore have been affected after the Francis Scott Key Bridge across the Patapsco River collapsed in March 2024 because of a container ship striking one of its piers. The Port of Baltimore handles about 10% of imports to the Northeast U.S. Importantly, the vast majority of trade flow is containerized and likely to be re-routed to nearby ports in Philadelphia and New Jersey.
The Project and Trade Finance investment team continues to monitor direct and indirect impacts of macro and trade-specific events. In addition to ongoing monitoring of existing positions, the Federated Hermes Trade Finance Strategy implements diversification by region, sector and transaction type. This further minimizes the potential impacts of idiosyncratic trade disruptions, a decrease in investment opportunities in certain sub-categories of trade finance and bilateral trade restrictions.
Fund performance
During the reporting period, the most significant factors positively affecting the Fund’s performance relative to the ICE1MDOR were the selection of individual securities within each sector, sector diversification and the relatively elevated London Inter-Bank Offered Rate (LIBOR) and Secured Overnight Financing Rate (SOFR) rates. Factors that negatively affected performance were cash balances and mark-to-market price volatility.
The Fund was invested in a portfolio of trade finance related holdings that was widely diversified over geographic regions and sectors. Regionally, the Fund’s holdings (excluding other assets and liabilities), as of the end of the fiscal year, were invested 30.55% Sub-Saharan Africa, 15.37% Latin America, 15.07% Eastern Europe, 13.47% Western Europe, 11.22% Asia, 7.73% Middle East/North Africa, 5.68% North America and 0.92% Cash. The countries represented in those regions in which the Fund held investments include: Angola, Azerbaijan, Benin, Brazil, Chile, China, Colombia, Denmark, Dominican Republic, Egypt, Estonia, Ghana, Ireland, Italy, Ivory Coast, Kenya, Mauritius, New Caledonia, Nigeria, Oman, Papua New Guinea, Qatar, Russia, Senegal, Serbia, Singapore, South Africa, Spain, Suriname, Switzerland, Trinidad & Tobago, Turkey, Ukraine, United Arab Emirates, United Kingdom, United States, Uzbekistan and Zambia.
The sector diversification3 of the Fund at the end of the reporting period was as follows: 31.90% Energy, 18.43% Foreign Sovereign, 13.48% Banking, 9.69% Basic Industry, 8.92% Telecommunications, 5.78% Utilities, 4.70% Transportation, 4.28% Supranational, 0.67% Automotive, 0.66% Consumer Goods, 0.57% Technology and Electronics and 0.92% Cash.
Annual Shareholder Report

The Fund’s broad diversification on both a regional and sector basis and the increase in LIBOR and SOFR rates made positive contributions to Fund performance on both an absolute basis and relative to the ICE1MDOR. The Fund’s cash position and mark-to-market valuation effects were the largest detractors from Fund performance during the period.
market spreads
Spreads in the market remained stable during the reporting period, resulting in an average coupon rate4 of 7.92% for transactions in the Fund.
1
 The Fund is a continuously offered, diversified, closed-end management company. The Fund will not list shares on any securities exchange, and it is not expected that any secondary market will develop for the shares. Shareholders will not be able to tender their shares for repurchase on a daily basis. At the discretion of the Fund’s Board of Trustees, and provided that it is in the best interests of the Fund and shareholders to do so, the Fund intends to provide a limited degree of liquidity to shareholders by conducting repurchase offers, generally quarterly.
2
 Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the ICE1MDOR.
3
 Diversification does not assure a profit or protect against loss.
4
 Weighted average coupon is calculated by weighting each bond’s coupon by its relative size in the portfolio. This figure indicates whether the portfolio has more high- or low-coupon bonds.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes Project and Trade Finance Tender Fund (the “Fund”) from February 2, 2017 to March 31, 2024, compared to the ICE BofA U.S. Dollar 1-Month Deposit Offered Rate Constant Maturity Index (ICE1MDOR).2 The Average Annual Total Returns table below shows returns averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of March 31, 2024

Average Annual Total Returns for the Period Ended 3/31/2024
	1 Year	5 Years	Since Inception 2/2/2017
Fund	9.04%	4.34%	4.10%
ICE1MDOR	5.41%	2.10%	1.97%

Performance data quoted represents past performance which is no guarantee of future results. Investment return, price and net asset value will vary. An investor’s shares, when repurchased, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, current shareholders may call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 The Fund’s performance assumes the reinvestment of all dividends and distributions.

 The ICE1MDOR is an independent calculation of the ICE BofA 1-Month SOFR. The ICE1MDOR is a widely used benchmark for short-term interest rates, providing an indication of the average rates at which SOFR panel banks could obtain wholesale, unsecured funding for set periods in particular currencies. The ICE1MDOR is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At March 31, 2024, the Fund’s portfolio composition1 was as follows:
Security Type	Percentage of Total Net Assets
Trade Finance Agreements	96.6%
Derivative Contracts[2]	0.2%
Cash Equivalents[3]	0.9%
Other Assets and Liabilities—Net[4]	2.3%
TOTAL	100%

1	See the Fund’s Prospectus for a description of the principal types of securities in which the Fund invests.
2
Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund’s performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract’s significance to the portfolio. More complete information regarding the Fund’s direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this report.

3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
4	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
March 31, 2024
Foreign Currency Par Amount, Principal Amount or Shares			Acquisition Date[1]	Acquisition Cost in U.S. Dollars[1]	Value in U.S. Dollars
		TRADE FINANCE AGREEMENTS—96.6%
		Air Transportation—0.7%
$ 4,099,114	[2]	Aercap Holdings NV, 7.021% (3-month USLIBOR +1.450%), 12/31/2025	11/23/2021	$ 4,232,283	$ 4,099,114
		Airlines—1.5%
9,000,000	[2]	Maher Terminal, LLC, 7.829% (SOFR CME +2.500%), 11/17/2025	3/7/2024	8,932,500	8,934,817
		Automotive—0.7%
4,000,000	[2]	JSC UzAuto Motors (“UzAuto Motors”), 9.516% (SOFR CME +4.250%), 8/24/2026	9/18/2023	4,000,000	4,000,000
		Banking—16.0%
EUR 7,000,000	[2]	Akbank Turk II, 7.596% (6-month EURIBOR +3.500%), 4/26/2024	10/5/2023	7,362,228	7,549,712
$ 5,000,000	[2]	Eastern and Southern African Trade and Development Bank, 6.779% (SOFR CME +1.450%), 11/23/2026	2/9/2023- 11/30/2023	5,000,000	5,000,000
9,000,000	[2]	Far East Horizon Ltd., 6.977% (1-month USLIBOR +1.400%), 9/10/2024	9/15/2021	9,000,000	9,000,000
8,500,000	[2]	Joint Stock Commercial Bank Agrobank, 8.153% (SOFR CME +3.000%), 1/24/2025	10/17/2022- 3/7/2023	8,410,750	8,513,134
11,000,000	[2]	Joint-Stock Co. Asakabank, 8.725% (180-Day Average SOFR +3.500%), 3/28/2025	10/4/2023- 3/25/2024	10,985,000	11,063,288
EUR 1,500,000	[2]	National Bank for Foreign Economic Activity of the Republic of Uzbekistan (NBU), 7.338% (6-month EURIBOR +3.400%), 6/18/2024	6/25/2021	1,791,821	1,618,275
7,500,000	[2]	QNB Finansbank AS/Turkey, 7.413% (3-month EURIBOR +3.475%), 6/6/2024	5/24/2023- 10/5/2023	7,893,731	8,078,281
12,500,000	[2]	T.C. Ziraat Bankasi AS, 7.405% (3-month EURIBOR +3.480%), 4/26/2024	10/13/2023	13,107,194	13,485,624
9,500,000	[2]	The Republic of Cote d’Ivoire acting through The Ministry of Economy and Finance of Cote d’Ivoire (MOF IVORY COAST), 6.916% (6-month EURIBOR +3.000%), 6/28/2024	11/28/2023	10,438,127	10,249,074
$ 7,500,000		Turkiye Ihracat Kredi Bankasi AS, 8.728%, 9/17/2024	9/13/2023	7,500,000	7,500,000
7,500,000		Turkiye Vakiflar Bankasi T.A.O., 9.040%, 5/23/2024	10/25/2023	7,473,750	7,500,000
8,000,000	[2]	Zenith Bank PLC, 8.314% (SOFR CME +3.000%), 1/24/2025	2/7/2024	8,000,000	8,000,000
		TOTAL			97,557,388
		Basic Industry - Metals/Mining Excluding Steel—5.2%
12,000,000	[2]	CSN, 7.820% (SOFR CME +2.500%), 12/31/2027	3/26/2024	12,000,000	12,000,000
5,500,000	[2]	Harmony Gold Mining Co. Ltd., 8.170% (SOFR CME +2.850%), 5/31/2027	7/31/2018- 7/6/2021	5,507,949	5,555,000
10,000,000	[2]	Navoi Mining and Metallurgical Co., 10.076% (SOFR CME +4.760%), 4/20/2027	11/24/2022	10,000,000	10,000,000
4,400,000	[2]	PJSC MMC Norilsk Nickel, 6.844% (SOFR CME +1.400%), 2/20/2025	11/30/2020- 10/22/2021	4,365,981	4,186,345
		TOTAL			31,741,345
		Basic Industry - Steel Producers/Products—1.1%
6,500,000	[2]	JSC Uzbek Steel, 9.573% (SOFR CME +4.250%), 8/4/2024	8/22/2023	6,502,250	6,507,230
		Beverages—0.6%
3,720,588	[2]	International Beverage Tashkent, 10.072% (SOFR CME +4.500%), 12/29/2026	12/28/2021- 3/8/2022	3,720,588	3,720,588
		Chemicals—4.0%
5,000,000		ADNOC Global Trading Ltd., 6.330%, 4/16/2024	3/28/2024	4,983,295	4,983,295
5,000,000	[2]	BASF Intertrade AG, 6.430% (SOFR CME +1.100%), 4/15/2024	3/28/2024	4,983,925	4,983,925
4,570,000	[2]	Egyptian Ethylene & Derivatives Co. SAE, 9.315% (SOFR CME +4.000%), 9/13/2028	9/22/2023- 10/17/2023	4,570,000	4,570,000
10,000,000	[2]	PJSC Acron, 7.026% (1-month USLIBOR +1.700%), 5/18/2026	11/26/2021	10,000,000	9,818,923
		TOTAL			24,356,143
		Communications - Cable & Satellite—0.6%
3,600,000	[2]	IHS Zambia Ltd., 10.576% (3-month USLIBOR +5.000%), 12/15/2027	11/26/2021	3,595,400	3,593,020
Annual Shareholder Report

Foreign Currency Par Amount, Principal Amount or Shares			Acquisition Date[1]	Acquisition Cost in U.S. Dollars[1]	Value in U.S. Dollars
		TRADE FINANCE AGREEMENTS—continued
		Communications - Telecom Wirelines—2.4%
$ 5,970,000	[2]	Gridiron Fiber Corp., 9.059% (SOFR CME +3.750%), 8/31/2030	11/22/2023	$ 5,970,000	$ 5,970,000
EUR 8,200,000	[2]	Telekom Srbija a.d. Beograd, 9.000% (6-month EURIBOR +4.950%), 6/1/2026	5/26/2023- 5/30/2023	8,693,710	8,846,569
		TOTAL			14,816,569
		Consumer Goods - Food - Wholesale—0.0%
$ 137,500	[2]	Ghana Cocoa Board, 10.227% (6-month USLIBOR +4.400%), 11/12/2024	5/13/2020- 8/11/2021	137,500	135,562
894,737	[2,3,4,5]	Vicentin SAIC II, 10.793% (3-month USLIBOR + 6.000%), 1/15/2024	1/8/2018- 2/21/2018	894,737	98,421
		TOTAL			233,983
		Electric Utilities—1.5%
4,000,000	[2]	Karpower Latam Solutions DMCC, 10.564% (SOFR CME +5.250%), 10/30/2026	8/29/2023	3,984,000	3,977,536
5,000,000	[2]	Qatar Electricity and Water Co., 6.484% (SOFR CME +5.320%), 6/30/2027	2/8/2024	4,916,817	4,918,915
		TOTAL			8,896,451
		Energy - Exploration & Production—9.0%
EUR 9,500,000		Axpo Solutions AG, 5.010%, 5/20/2024	12/11/2023	10,226,270	10,253,845
$11,000,000	[2]	Azule Energy Holding Ltd., 9.810% (SOFR CME +4.500%), 7/29/2029	10/27/2022- 12/19/2022	11,000,000	11,112,223
7,305,818	[2]	Carmo Energy SA, 7.987% (SOFR CME +5.280%), 12/23/2027	6/30/2023	7,305,818	7,377,668
11,000,000	[2]	CC Energy Development Ltd., 9.299% (SOFR CME +3.750%), 7/1/2028	8/31/2022	11,000,000	11,000,000
5,000,000	[2]	SOCAR Energy, 9.188% (6-month USLIBOR +3.450), 8/11/2026	8/11/2021	4,957,500	5,000,000
7,116,667	[2]	Sonangol Finance Ltd., 9.645% (1-month USLIBOR +5.364%), 1/31/2025	12/16/2022- 10/11/2023	7,065,405	7,116,667
2,900,000	[2]	Sonangol Finance Ltd., 10.695% (1-month USLIBOR +5.364%), 9/30/2026	9/15/2021	2,871,000	2,900,000
		TOTAL			54,760,403
		Energy - Gas Distribution—4.6%
3,620,838	[2]	Papua New Guinea Liquefied Natural Gas Global Co., 9.261% (6-month USLIBOR +3.500%), 6/15/2026	4/14/2023	3,584,629	3,620,838
739,170	[2]	Papua New Guinea Liquefied Natural Gas Global Co., 10.011% (6-month USLIBOR +4.250%), 6/15/2024	4/14/2023	739,170	739,170
5,000,000	[2]	Shell International Trading Middle East, 6.230% (SOFR CME +0.900%), 4/15/2024	3/28/2024	4,984,424	4,984,425
11,310,811	[2]	Venture Global Calcasieu Pass LLC, 8.052% (1-month USLIBOR +2.625%), 8/19/2026	1/28/2021- 2/10/2023	11,704,830	11,310,811
7,113,363	[2]	Venture Global Plaquemines LNG LLC, 7.302% (SOFR CME +1.975%), 5/25/2029	12/15/2022- 3/15/2024	7,113,363	7,113,363
		TOTAL			27,768,607
		Energy - Integrated Energy—4.4%
EUR 11,000,000		BP Gas Marketing, 4.951%, 4/22/2024	1/16/2024	11,959,745	11,867,815
$10,000,000	[2]	Ecopetrol SA, 6.744% (SOFR CME +1.250%), 8/16/2024	12/11/2023	9,988,750	10,000,000
4,788,417	[2]	Staatsolie Maatschappij Suriname NV, 11.086% (SOFR CME +5.500%), 1/25/2028	6/30/2021	4,788,417	4,788,417
		TOTAL			26,656,232
		Energy - Oil Field Equipment & Services—5.9%
8,116,719	[2]	Alfa Lula Alto S.a.r.l., 7.672% (SOFR CME +2.100%), 1/15/2028	6/16/2023	8,036,001	8,160,197
745,522	[2]	Alfa Lula Alto S.a.r.l., 7.872% (SOFR CME +2.300%), 12/15/2029	6/16/2023	730,612	743,826
7,175,241	[2]	Beta Lula Central S.a.r.l. (Lux, Inc.), 7.872% (SOFR CME +2.300%), 6/15/2030	12/6/2023	7,140,831	7,212,300
9,361,702	[2]	Heritage Petrol Co. Ltd., 10.896% (SOFR CME +5.250%), 5/5/2029	11/9/2023	9,625,522	9,587,856
10,275,428	[2]	Sonasing Xikomba Ltd. (“Xikomba”), Bermuda, Inc., 7.869% (3-month USLIBOR +2.300%), 5/29/2026	5/17/2022- 11/4/2022	10,278,419	10,275,428
		TOTAL			35,979,607
Annual Shareholder Report

Foreign Currency Par Amount, Principal Amount or Shares			Acquisition Date[1]	Acquisition Cost in U.S. Dollars[1]	Value in U.S. Dollars
		TRADE FINANCE AGREEMENTS—continued
		Energy - Oil Refining and Marketing—6.0%
$ 1,195,171	[2]	Trafigura Environmental Solutions S.a.r.l., 7.220% (SOFR CME +1.900%), 9/5/2024	9/6/2023	$ 1,195,171	$ 1,196,224
4,882,500	[2]	Trafigura Pte Ltd. AUS, 7.445% (1-month USLIBOR +2.000%), 6/30/2024	12/20/2022	4,882,500	4,882,500
10,000,000	[2]	Turkiye Petrol Rafinerileri AS, 8.071% (SOFR CME +2.750%), 4/16/2024	2/19/2024	9,881,171	9,957,287
8,854,153	[2]	Yinson Bergenia Production, 9.213% (SOFR CME +3.900%), 6/10/2028	3/6/2023- 2/22/2024	8,854,153	8,854,153
11,492,400	[2]	Yinson Boronia Production, 9.072% (3-month USLIBOR +3.500%), 8/11/2026	12/17/2021- 8/19/2022	11,492,400	11,492,400
		TOTAL			36,382,564
		Foreign Sovereign—12.3%
5,000,000	[2]	African Export-Import Bank (Afreximbank), 6.187% (SOFR CME +1.000%), 4/29/2024	9/6/2022- 5/1/2023	5,000,000	5,000,000
EUR 235,600	[2]	Bank of Industry Ltd. Central Bank of Nigeria, 8.432% (3-month EURIBOR +4.500%), 2/14/2025	3/17/2020	258,500	254,177
6,000,000	[2]	Bank of Industry Ltd. Central Bank of Nigeria, 5.548% (3-month EURIBOR +1.650%), 7/20/2024	9/1/2023	6,402,561	6,465,906
4,114,286		Benin, Government of, 8.222%, 12/21/2026	12/21/2021	4,642,149	4,259,209
4,457,143	[2]	Benin, Government of, 8.222% (6-month USLIBOR +4.300%), 12/21/2026	12/23/2021	5,051,949	4,808,588
2,625,000	[2]	Benin, Government of, 8.052% (6-month EURIBOR +3.950%), 4/30/2027	6/29/2023	2,848,832	2,831,981
10,000,000	[2]	Cote d’Ivoire, Government of, 6.926% (3-month EURIBOR +2.900%), 12/7/2024	5/17/2022- 6/21/2022	10,544,469	10,788,499
$ 1,246,217		Egypt, Government of, 7.887%, 8/27/2024	5/24/2023- 8/24/2023	1,242,296	1,246,218
8,483,207	[2]	Energy Development Oman, 7.380% (1-month USLIBOR +2.050%), 8/11/2028	11/2/2021- 12/5/2023	8,453,601	8,483,207
4,000,000	[2]	Kenya, Government of, 12.152% (6-month USLIBOR +6.450%), 3/4/2026	2/16/2024	3,973,000	4,000,000
EUR 3,500,000	[2]	Minister of Finance of Ukraine, 8.028% (3-month EURIBOR +4.100%), 9/1/2026	8/26/2021	4,114,075	2,980,497
8,000,000	[2]	Senegal, Government of, 8.285% (3-month EURIBOR +4.350%), 3/1/2026	6/9/2023	8,596,799	8,630,799
$10,000,000	[2]	The Federal Republic of Nigeria acting by and through the Federal Ministry of Finance, Budget and National Planning of Nigeria (MOF), 11.555% (SOFR CME +5.950%), 12/30/2024	9/1/2022- 1/19/2023	10,000,000	10,000,000
EUR 5,000,000	[2]	Turkiye Ihracat Kredi Bankasi AS, 7.720% (6-month EURIBOR +3.650%), 5/23/2024	10/17/2023	5,277,657	5,394,249
		TOTAL			75,143,330
		Government Agency—3.9%
7,500,000	[2]	Republic of Senegal Via Ministry of Finance and Budget, 9.724% (6-month EURIBOR +5.800%), 12/22/2028	12/19/2023	8,233,877	7,966,956
9,532,292		Republic of Senegal, represented by the Ministry of Economy, Planning & Corporation, 7.053%–8.196%, 12/12/2024	1/11/2023- 1/4/2024	10,348,066	10,239,178
5,000,000	[2]	The Republic De Cote D’Ivoire via The Ministre Des Finances Et Du Budget, 6.902% (3-month EURIBOR +3.000%), 12/19/2024	12/21/2023	5,458,589	5,394,250
		TOTAL			23,600,384
		Other—0.8%
$ 5,377,496	[2]	Ten FPSO, 8.745% (SOFR CME +3.125%), 3/15/2026	2/19/2024	5,092,496	5,134,738
		Pharmaceuticals—1.2%
EUR 6,669,465	[2]	Medina, 6.912% (3-month EURIBOR +3.000%), 4/30/2029	8/31/2023	7,162,301	7,104,654
		Supranational—3.1%
$ 9,000,000	[2]	Africa Finance Corp., 6.059% (3-month USLIBOR +0.900%), 1/17/2025	3/11/2022	9,002,250	9,000,000
5,000,000	[2]	Eastern and Southern African Trade and Development Bank, 6.693% (SOFR CME +1.350%), 8/23/2024	2/9/2023	4,936,750	4,981,032
5,000,000	[2]	Eastern and Southern African Trade and Development Bank, 6.793% (SOFR CME +1.450%), 8/23/2025	7/18/2023	4,876,750	4,987,508
		TOTAL			18,968,540
Annual Shareholder Report

Foreign Currency Par Amount, Principal Amount or Shares			Acquisition Date[1]	Acquisition Cost in U.S. Dollars[1]	Value in U.S. Dollars
		TRADE FINANCE AGREEMENTS—continued
		Technology & Electronics - Tech Hardware & Equipment—0.5%
$ 3,405,705	[2]	Datatec PLC, 11.329% (1-month USLIBOR +3.000%), 4/26/2024	3/25/2024	$ 3,373,553	$ 3,373,553
		Telecommunications - Wireless—5.7%
12,220,000	[2]	IHS Holding Ltd., 9.251% (SOFR CME +3.750%), 10/28/2025	12/13/2022- 10/31/2023	11,820,750	12,220,000
EUR 4,800,000	[2]	Phoenix Tower International (PTI) Iberica V, NewCo created and, Inc. in Spain, 7.108% (6-month EURIBOR +3.250%), 10/25/2030	10/19/2023	5,082,242	5,323,516
482,625	[2]	Phoenix Tower International (PTI) Iberica V, NewCo created and, Inc. in Spain, 7.108%–7.300% (6-month EURIBOR +3.250%), 10/25/2030	10/19/2023- 12/21/2023	520,174	535,263
$ 7,000,000	[2]	Phoenix Tower International Spain ETVE, S.L.U., 9.348% (SOFR CME +4.000%), 8/10/2027	11/21/2022	6,951,000	7,113,904
EUR 8,750,000	[2]	TDC Net A/S, 6.346% (3-month EURIBOR +2.300%), 2/2/2027	3/28/2023	9,492,118	9,439,937
		TOTAL			34,632,620
		Transportation - Transport Infrastructure/Services—2.4%
7,500,000	[2]	Fraport TAV Antalya Yatirim Yapim ve Isletme, 9.425% (6-month EURIBOR +5.500%), 9/25/2025	9/1/2022	7,461,001	8,172,288
$ 6,674,107		Impala Terminals Switzerland SAR, 8.510%, 8/13/2025	3/28/2023- 12/1/2023	6,576,570	6,632,111
		TOTAL			14,804,399
		Utility - Electric-Generation—2.5%
EUR 7,000,000	[2]	Eesti Energia AS, 8.398% (6-month EURIBOR +4.500%), 5/11/2028	5/5/2023	7,712,249	7,551,949
$ 4,020,000	[2]	Karadeniz Powership Osman Khan Co., Ltd., 10.987% (6-month USLIBOR +5.500%), 9/15/2026	10/14/2021	3,979,800	4,019,211
1,736,500	[2]	Karpower International DMCC (opco, Dubai) (“Karpower Reef”), 11.809% (SOFR CME +6.500%), 6/30/2026	3/20/2023	1,714,794	1,725,291
984,017	[2]	Karpowership, 10.207% (6-month USLIBOR +4.928%), 2/28/2025	7/30/2020- 7/9/2021	970,850	988,938
219,943	[2]	SMN Barka Power Co. S.A.O.C., 6.512% (6-month USLIBOR +1.250%), 3/31/2026	12/2/2020	230,809	219,833
538,462	[2]	The Sharjah Electricity and Water Authority, 7.541% (3-month USLIBOR +1.950%), 12/23/2025	12/21/2020	537,519	538,461
		TOTAL			15,043,683
		TOTAL TRADE FINANCE AGREEMENTS (IDENTIFIED COST $588,102,250)			587,809,962
		INVESTMENT COMPANY—0.9%
5,477,751		Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 5.37%[6] (IDENTIFIED COST $5,474,291)			5,478,299
		TOTAL INVESTMENT IN SECURITIES—97.5% (IDENTIFIED COST $593,576,541)[7]			593,288,261
		OTHER ASSETS AND LIABILITIES - NET—2.5%[8]			15,034,478
		TOTAL NET ASSETS—100%			$608,322,739
At March 31, 2024, the Fund had the following outstanding foreign exchange contracts:
Settlement Date	Counterparty	Foreign Currency Units to Deliver/Receive		In Exchange For	Net Unrealized Appreciation
Contracts Sold:
6/27/2024	Credit Agricole	93,400,000	EUR	$101,630,156	$516,884
6/27/2024	Barclays Bank	92,500,000	EUR	$100,583,862	$444,915
NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS					$961,799
Net Unrealized Appreciation on Foreign Exchange Contracts is included in “Other Assets and Liabilities—Net.”
Annual Shareholder Report

Transactions with affiliated investment companies, which are funds managed by the Adviser or an affiliate of the Adviser, during the period ended March 31, 2024, were as follows:
Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares
Value as of 3/31/2023	$90,363,791
Purchases at Cost	$413,204,197
Proceeds from Sales	$(498,111,856)
Change in Unrealized Appreciation/Depreciation	$(11,437)
Net Realized Gain/(Loss)	$33,604
Value as of 3/31/2024	$5,478,299
Shares Held as of 3/31/2024	5,477,751
Dividend Income	$2,946,816

1
Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or availing of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At March 31, 2024, these restricted securities amounted to $587,809,962, which represented 96.6% of total net assets.

2	Floating/variable note with current rate and current maturity or next reset date shown.
3	Issuer in default.
4
Market quotations and price evaluations are not available. Fair value determined using significant unobservable inputs in accordance with procedures established by and under the general supervision of the Fund’s Adviser acting through its Valuation Committee (“Valuation Committee”).

5	Non-income-producing security.
6	7-day net yield.
7	The cost of investments for federal tax purposes amounts to $593,596,003.
8	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at March 31, 2024.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of March 31, 2024, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Trade Finance Agreements	$—	$—	$587,809,962	$587,809,962
Investment Company	5,478,299	—	—	5,478,299
TOTAL SECURITIES	$5,478,299	$—	$587,809,962	$593,288,261
Other Financial Instruments[1]
Assets	$—	$961,799	$—	$961,799

1	Other financial instruments are foreign exchange contracts.
Trade finance agreements’ fair values are primarily derived from discounted cash flow methodologies utilizing unobservable inputs due to the lack of market transactions. The discount rate used within the methodologies to discount the future anticipated cash flows is considered a significant unobservable input. Increases/(decreases) in the discount rate would result in a (decrease)/increase to an investment’s fair value. The discount rates used as of March 31, 2024, as inputs for valuing Fund investments ranged from (1.53%) to 89.00% and the weighted average discount rate based on the Value in U.S. dollars is 3.35%.
Annual Shareholder Report

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
Investments in Trade Finance Agreements
Balance as of 3/31/2023	$472,021,560
Accreted/amortized discount/premiums	2,452,627
Realized gain (loss)	(1,598,190)
Change in unrealized appreciation/depreciation	3,546,745
Purchases	652,039,259
(Sales)	(540,652,039)
Balance as of 3/31/2024	$587,809,962
Total change in unrealized appreciation/depreciation attributable to investments still held at 3/31/2024	$2,454,447

The following acronym(s) are used throughout this portfolio:
EUR	—Euro
EURIBOR	—Euro Interbank Offered Rate
JSC	—Joint Stock Company
LIBOR	—London Interbank Offered Rate
SOFR	—Secured Overnight Financing Rate
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights
(For a Share Outstanding Throughout Each Period)
	Year Ended March 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$9.87	$9.80	$9.92	$9.71	$9.98
Income From Investment Operations:
Net investment income (loss)[1]	0.78	0.46	0.19	0.25	0.39
Net realized and unrealized gain (loss)	0.08	0.12	(0.11)	0.22	(0.27)
TOTAL FROM INVESTMENT OPERATIONS	0.86	0.58	0.08	0.47	0.12
Less Distributions:
Distributions from net investment income	(0.75)	(0.51)	(0.20)	(0.26)	(0.38)
Distributions from net realized gain	(0.07)	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.01)
TOTAL DISTRIBUTIONS	(0.82)	(0.51)	(0.20)	(0.26)	(0.39)
Net Asset Value, End of Period	$9.91	$9.87	$9.80	$9.92	$9.71
Total Return[3]	9.04%	6.07%	0.80%	4.91%	1.13%
Ratios to Average Net Assets:
Net expenses[4]	0.41%	0.41%	0.41%	0.71%	0.71%
Net investment income	7.77%	4.70%	1.94%	2.57%	3.94%
Expense waiver/reimbursement[5]	0.22%	0.24%	0.22%	0.44%	0.32%
Supplemental Data:
Net assets, end of period (000 omitted)	$608,323	$577,272	$560,685	$39,835	$63,873
Portfolio turnover[6]	47%	52%	36%	47%	73%

1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value.
4	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/
reimbursement recorded by investment companies in which the Fund may invest.

6	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
March 31, 2024

Assets:
Investment in securities, at value including $5,478,299 of investments in affiliated holdings* (identified cost $593,576,541, including $5,474,291 of identified cost in affiliated holdings)	$593,288,261
Cash denominated in foreign currencies (identified cost $18,667,497)	18,800,753
Income receivable	8,604,068
Income receivable from affiliated holdings	139,083
Receivable for investments sold	1,551,712
Unrealized appreciation on foreign exchange contracts	961,799
Total Assets	623,345,676
Liabilities:
Payable to bank	14,794,705
Payable for investment adviser fee (Note 5)	16,214
Accrued expenses (Note 5)	212,018
Total Liabilities	15,022,937
Net assets for 61,366,020 shares outstanding	$608,322,739
Net Assets Consist of:
Paid-in capital	$609,987,999
Total distributable earnings (loss)	(1,665,260)
Total Net Assets	$608,322,739
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$608,322,739 ÷ 61,366,020 shares outstanding, no par value, unlimited shares authorized	$9.91

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended March 31, 2024

Investment Income:
Interest	$45,646,669
Dividends received from affiliated holdings*	2,946,816
TOTAL INCOME	48,593,485
Expenses:
Investment adviser fee (Note 5)	2,972,034
Administrative fee (Note 5)	1,395
Custodian fees	24,055
Transfer agent fees	144,119
Directors’/Trustees’ fees (Note 5)	9,837
Auditing fees	78,104
Legal fees	16,201
Portfolio accounting fees	370,230
Share registration costs	92,963
Printing and postage	22,564
Offering Costs	27,423
Miscellaneous (Note 5)	14,978
TOTAL EXPENSES	3,773,903
Waiver/reimbursement of investment adviser fee (Note 5)	(1,336,402)
Net expenses	2,437,501
Net investment income	46,155,984
Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions and Foreign Exchange Contracts:
Net realized loss on investments (including net realized gain of $33,604 on sales of investments in affiliated holdings*)	(1,564,587)
Net realized gain on foreign currency transactions	255,136
Net realized gain on foreign exchange contracts	2,301,868
Net change in unrealized depreciation of investments (including net change in unrealized appreciation of $(11,437) on investments in affiliated holdings*)	3,535,308
Net change in unrealized appreciation/ depreciation of translation of assets and liabilities in foreign currency	133,136
Net change in unrealized appreciation of foreign exchange contracts	942,662
Net realized and unrealized gain (loss) on investments, foreign currency transactions and foreign exchange contracts	5,603,523
Change in net assets resulting from operations	$51,759,507

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets

Year Ended March 31	2024	2023
Increase (Decrease) in Net Assets
Operations:
Net investment income	$46,155,984	$26,831,968
Net realized gain (loss)	992,417	1,109,941
Net change in unrealized appreciation/depreciation	4,611,106	5,437,987
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	51,759,507	33,379,896
Distributions to Shareholders	(49,091,995)	(29,259,498)
Share Transactions:
Proceeds from sale of shares	—	20,000,000
Net asset value of shares issued to shareholders in payment of distributions declared	28,382,884	16,367,790
Cost of shares redeemed	—	(23,900,996)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	28,382,884	12,466,794
Change in net assets	31,050,396	16,587,192
Net Assets:
Beginning of period	577,272,343	560,685,151
End of period	$608,322,739	$577,272,343
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Cash Flows
Year Ended March 31, 2024

Operating Activities:
Change in net assets resulting from operations	$51,759,507
Adjustments to Reconcile Change in Net Assets Resulting From Operations to Net Cash Provided By Operating Activities:
Purchase of investment securities	(652,039,259)
Proceeds from disposition of investment securities	540,652,039
Proceeds of short-term investments, net	84,907,658
Amortization/accretion of premium/discount, net	(2,452,627)
Increase in income receivable	(3,675,200)
Decrease in receivable for investments sold	8,171,404
Increase in accrued expenses	9,596
Net realized loss on investments	1,564,587
Net change in unrealized appreciation/depreciation of investments	(3,535,308)
Net change in unrealized appreciation/depreciation of foreign exchange contracts	(942,662)
Net Cash Provided By Operating Activities	24,419,735
Financing Activities:
Increase in cash overdraft	14,794,705
Income distributions to participants	(20,709,111)
Net Cash Used by Financing Activities	(5,914,406)
Increase in cash	18,505,329
Cash at beginning of year	295,424
Cash at end of year	$18,800,753
Non-cash financing activities not included herein consist of reinvestment of dividends and distributions to participants of $28,382,884.See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
March 31, 2024
1. ORGANIZATION
Federated Hermes Project and Trade Finance Tender Fund (the “Fund”) was organized as a Delaware statutory trust on June 30, 2016, as a continuously offered, diversified, closed-end management investment company. The Fund is registered under the Investment Company Act of 1940 (the “Act”), as amended, and the Securities Act of 1933 (the “1933 Act”), as amended. The Fund’s investment objective is to provide total return primarily from income.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
◾
Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by Federated Investment Management Company (the “Adviser”).
◾
Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
◾
Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
◾
Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and ask quotations.
◾
Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Adviser.
◾
For securities that are fair valued in accordance with procedures established by and under the general supervision of the Adviser, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, expected recovery rate on distressed securities, opinion of legal counsel regarding the outcome of any relevant legal matters or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Adviser’s valuation policies and procedures for the Fund, or if information furnished by a pricing service, in the opinion of the Adviser’s valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
Pursuant to Rule 2a-5 under the Act, the Fund’s Board of Trustees (the “Trustees”) has designated the Adviser as the Fund’s valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the Trustees’ oversight and certain reporting and other requirements intended to provide the Trustees the information needed to oversee the Adviser’s fair value determinations.
The Adviser, acting through its Valuation Committee, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Adviser and certain of the Adviser’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is also authorized to use pricing services to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Adviser. The Trustees periodically review the fair valuations made by the Valuation Committee. The Trustees have also approved the Adviser’s fair valuation and significant events procedures as part of the Fund’s compliance program and will review any changes made to the procedures.
The Fund’s investments in trade finance agreements are primarily determined by applying discounted cash flow methodologies utilizing various inputs such as available or implied credit ratings, loan characteristics, seniority, collateral, comparable debt instruments, yield curves or indices, broader loan data, bond data and bond sector curves. When appropriate, other considerations may include asset liquidation analyses, internal credit assessments and general market conditions. The Fund utilizes third-party pricing specialists in determining its valuations. Typically, there are no other sources of evaluations for these investments and the inputs utilized are less observable. Additionally, trade finance agreements are typically held to maturity by investors and therefore do not trade on a consistent basis. Accordingly, executed trade prices are usually unavailable and thus, generally cannot be relied upon to support valuations of these investments. Therefore, inputs unobservable in active markets must be relied upon more heavily and as such, the Fund’s management has determined these to be Level 3 investments. The prices realized for these investments upon sale may be different than prices used by the Fund to value them and the differences could be material.
Annual Shareholder Report

Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and ask for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with the Adviser’s procedures.
The Adviser has also adopted procedures requiring an investment to be priced at its fair value whenever the Valuation Committee determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
◾
With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
◾
Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
◾
Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Adviser has adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Adviser. The Trustees periodically review fair valuations made in response to significant events.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid quarterly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. The detail of the total fund expense waiver and reimbursement of $1,336,402 is disclosed in Note 5.
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986 (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended March 31, 2024, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of March 31, 2024, tax years 2021 through 2024 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the State of Delaware.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
Foreign Exchange Contracts
The Fund may enter into foreign exchange contracts to manage currency risk. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund’s securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign exchange contracts are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross.
Foreign exchange contracts outstanding at period end, including net unrealized appreciation/depreciation or net settlement amount, are listed after the Fund’s Portfolio of Investments.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $816,870 and $1,807,678, respectively. This is based on the contracts held as of each month-end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Annual Shareholder Report

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the 1933 Act; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Adviser.
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Assets
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Foreign exchange contracts	Unrealized appreciation on foreign exchange contracts	$961,799
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2024
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Foreign Exchange Contracts
Foreign exchange contracts	$2,301,868

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Contracts
Foreign exchange contracts	$942,662
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following table summarizes share activity:
	Year Ended 3/31/2024	Year Ended 3/31/2023
Shares sold	—	2,027,374
Shares issued to shareholders in payment of distributions declared	2,871,266	1,683,385
Shares redeemed	—	(2,400,406)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	2,871,266	1,310,353
Each Shareholder will automatically be a participant under the Fund’s Dividend Reinvestment Plan (DRP) and have all income dividends and/or capital gains distributions automatically reinvested in Shares. Election not to participate in the DRP and to receive all income dividends and/or capital gains distributions, if any, in cash may be made by notice to the Fund or, if applicable, to a Shareholder’s broker or other intermediary (who should be directed to inform the Fund).
Annual Shareholder Report

4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended March 31, 2024 and 2023, was as follows:
	2024	2023
Ordinary income[1]	$46,307,150	$29,227,526
Long-term capital gains	$2,784,845	$31,972

1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
As of March 31, 2024, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$1,124,798
Net unrealized depreciation	$(307,742)
Capital loss carryforwards and deferrals	$(2,615,572)
Other temporary differences	$133,256
TOTAL	$(1,665,260)
At March 31, 2024, the cost of investments for federal tax purposes was $593,596,003. The net unrealized depreciation of investments for federal tax purposes was $307,742. This consists of unrealized appreciation from investments for those securities having an excess of value over cost of $3,933,187 and unrealized depreciation from investments for those securities having an excess of cost over value of $4,240,929. The amounts presented are inclusive of derivative contracts. The difference between book-basis and tax-basis net unrealized depreciation is attributable to differing treatments for defaulted securities and mark-to-market on foreign exchange contracts.
Under current tax rules, capital losses on securities transactions realized after October 31 may be deferred, in whole or in part, and treated as occurring on the first day of the following fiscal year. As of March 31, 2024, for federal income tax purposes, post-October losses of $2,615,572 were deferred to April 1, 2024.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.50% of the Fund’s average daily net assets. The Adviser and certain of its affiliates on their own initiative have agreed to waive their respective fees (if any), and/or reimburse expenses of the Fund for competitive reasons such as to maintain the Fund’s expense ratio, or as and when appropriate, to maintain positive or zero net yields. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses, proxy-related expenses, premiums for risk insurance policies on portfolio securities and certain legal fees related to specific investments, if any) paid by the Fund (after the voluntary waivers and reimbursements) will not exceed 0.40% of the Fund’s average daily net assets (the “Fee Limit”), up to but not including the later of (the “Termination Date”): (a) June 1, 2025; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees. For the year ended March 31, 2024, the Adviser voluntarily waived $1,280,346 of its fee.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended March 31, 2024, the Adviser reimbursed $56,056.
Certain of the Fund’s assets are managed by Federated Hermes (UK) LLP (the “Sub-Adviser”) an affiliate of the Adviser. Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an annual fee equal to 0.39% of the daily net assets of the Fund. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended March 31, 2024, the Sub-Adviser earned a fee of $2,318,187.
Administrative Services
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. FAS does not charge the Fund an administrative services fee but is entitled to reimbursement for certain out-of-pocket expenses incurred in providing administrative services to the Fund.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended March 31, 2024, were as follows:
Purchases	$239,990,140
Sales	$174,500,228
Annual Shareholder Report

7. CONCENTRATION OF RISK
A substantial part of the Fund’s portfolio may be comprised of entities in the Energy sector. As a result, the Fund may be more susceptible to any economic, business, political or other developments which generally affect these entities.
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings. At March 31, 2024, the diversification of countries was as follows:
Country	Percentage of Total Net Assets
Turkey	11.1%
Brazil	9.2%
Nigeria	7.5%
Uzbekistan	7.5%
United States	5.5%
Angola	5.2%
Senegal	4.6%
Ivory Coast	4.3%
Switzerland	3.6%
Oman	3.2%
United Kingdom	2.5%
Mauritius	2.5%
Russia	2.3%
Benin	2.0%
Egypt	1.8%
United Arab Emirates	1.7%
Colombia	1.6%
Trinidad And Tobago	1.6%
Denmark	1.5%
Ghana	1.5%
China	1.5%
Serbia	1.4%
Estonia	1.2%
Chile	1.2%
Spain	1.2%
Singapore	1.0%
Italy	1.0%
South Africa	0.9%
Azerbaijan	0.8%
Qatar	0.8%
Suriname	0.8%
Papua New Guinea	0.7%
Ireland	0.7%
Kenya	0.7%
Dominican Republic	0.6%
Zambia	0.6%
Ukraine	0.5%
New Caledonia	0.3%
Argentina	0.0%[1]

1	Represents less than 0.01%.
CASH
The Fund may place its cash on deposit with financial institutions in the United States, which is insured by the Federal Deposit Insurance Company (“FDIC”) up to $250,000. The Fund’s credit risk in the event of failure of these financial institutions is represented by the difference between the FDIC limit and the total amounts on deposit. The Fund from time to time may have amounts on deposit in excess of the insured limits.
Annual Shareholder Report

8. INDEMNIFICATIONS
Under the Fund’s organizational documents, its Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund (other than liabilities arising out of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties to the Fund). In addition, in the normal course of business, the Fund provides certain indemnifications under arrangements with third parties. Typically, obligations to indemnify a third party arise in the context of an arrangement entered into by the Fund under which the Fund agrees to indemnify such third party for certain liabilities arising out of actions taken pursuant to the arrangement, provided the third party’s actions are not deemed to have breached an agreed-upon standard of care (such as willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the contract). The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet arisen. The Fund does not anticipate any material claims or losses pursuant to these arrangements at this time, and accordingly expects the risk of loss to be remote.
9. OTHER MATTERS
Due to an administrative oversight, there was a failure to register a number of Fund shares with the SEC during the period from April 30, 2021 through February 28, 2023. To remedy this, FAS has entered into agreements directly with each impacted shareholder to provide them with compensation or value similar to what each affected shareholder would have received through a rescission offer to buy back such shares in accordance with federal securities laws and applicable state law. The Fund is not party to these agreements and, accordingly, its net assets, NAV per share and total return will not be impacted. The unregistered shares of the Fund were appropriately registered with the SEC on May 22, 2023.
10. Recent Accounting Pronouncements
In December 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-06 “Reference Rate Reform (Topic 848)”. ASU No. 2022-06 updates and clarifies ASU No. 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of LIBOR and other interbank-offered reference rates. The temporary relief provided by ASU No. 2022-06 is effective immediately for certain reference rate-related contract modifications that occur through December 31, 2024. Management does not expect ASU No. 2022-06 to have a material impact on the financial statements.
11. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended March 31, 2024, 95.22% of total ordinary income distributions qualified as business interest income for purposes of 163(j) and the regulations thereunder. For the year ended March 31, 2024, the amount of long-term capital gains designated by the Fund was $2,784,845.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
To the Board of Trustees AND THE SHAREHOLDERS OF FEDERATED HERMES Project and Trade Finance Tender Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes Project and Trade Finance Tender Fund (the Fund), including the portfolio of investments, as of March 31, 2024, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2024, by correspondence with the transfer agent of the underlying fund, agent banks, and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor for one or more of Federated Hermes’ investment companies since 2006.
Boston, Massachusetts
May 23, 2024
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2023 to March 31, 2024.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 10/1/2023	Ending Account Value 3/31/2024	Expenses Paid During Period[1]
Actual	$1,000	$1,045.90	$2.10
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,022.95	$2.07

1	Expenses are equal to the Fund’s annualized net expense ratio of 0.41%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half-year period).
Annual Shareholder Report

Board of Trustees and Fund Officers
The Board of Trustees is responsible for managing the Fund’s business affairs and for exercising all the Fund’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2023, the Fund comprised one portfolio(s), and the Federated Hermes Fund Family consisted of 33 investment companies (comprising 101 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about the Fund and the Trustees and is available, without charge and upon request, by calling 1-800-341-7400, Option #4.
Interested Trustees Background
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: August 2016
Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Fund
Family; Director or Trustee of the Funds in the Federated Hermes Fund Family; President, Chief Executive Officer and
Director, Federated Hermes, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated
Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee,
Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated
Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman,
Passport Research, Ltd.

Thomas R. Donahue* Birth Date: October 20, 1958 Trustee Indefinite Term Began serving: August 2016
Principal Occupations: Director or Trustee of certain of the funds in the Federated Hermes Fund Family; Chief Financial
Officer, Treasurer, Vice President and Assistant Secretary, Federated Hermes, Inc.; Chairman and Trustee, Federated
Administrative Services; Chairman and Director, Federated Administrative Services, Inc.; Trustee and Treasurer, Federated
Advisory Services Company; Director or Trustee and Treasurer, Federated Equity Management Company of Pennsylvania,
Federated Global Investment Management Corp., Federated Investment Counseling, and Federated Investment
Management Company; Director, MDTA LLC; Director, Executive Vice President and Assistant Secretary, Federated Securities
Corp.; Director or Trustee and Chairman, Federated Services Company and Federated Shareholder Services Company; and
Director and President, FII Holdings, Inc.
Previous Positions: Director, Federated Hermes, Inc.; Assistant Secretary, Federated Investment Management Company,
Federated Global Investment Management Company and Passport Research, LTD; Treasurer, Passport Research, LTD;
Executive Vice President, Federated Securities Corp.; and Treasurer, FII Holdings, Inc.

*
 Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Hermes, Inc. and the positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John G. Carson Birth Date: May 15, 1965 Trustee Indefinite Term Began serving: January 2024
Principal Occupations: Director or Trustee of certain Funds in the Federated Hermes Fund Family; Chief Executive Officer,
Chief Investment Officer, Northstar Asset Management (Financial Services); formerly, Chief Compliance Officer, Northstar
Asset Management (Financial Services).
Other Directorships Held: None.
Qualifications: Mr. Carson has served in various business management roles throughout his career. Mr. Carson was a Vice
President at the Glenmede Trust Company and a Managing Director at Oppenheimer & Company. Prior to that he spent more than a decade with the Bank of America/Merrill Lynch as a Director of Institutional Sales. Earlier on, Mr. Carson held similar positions for Wertheim Schroder/Schroders PLC and Drexel Burnham Lambert.

Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2016
Principal Occupations: Director or Trustee and Chair of the Board of Directors or Trustees of the Federated Hermes Fund
Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Member of the Compensation Committee, Equifax, Inc.;
Lead Director, Member of the Audit and Nominating and Corporate Governance Committees, Haverty Furniture Companies,
Inc.; formerly, Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of Visitors for the University of Alabama.
Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and he previously served as an Executive Committee member of the United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2016
Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Adjunct Professor of Law, Emerita,
Duquesne University School of Law; formerly, Dean of the Duquesne University School of Law and Professor of Law and
Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church
Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (natural gas).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as
Interim Dean). Judge Lally-Green previously served as Director of the Office of Church Relations and later as Associate
General Secretary for the Diocese of Pittsburgh, a member of the Superior Court of Pennsylvania and as a Professor of Law,
Duquesne University School of Law. Judge Lally-Green was appointed by the Supreme Court of Pennsylvania and previously served on the Supreme Court’s Board of Continuing Judicial Education and the Supreme Court’s Appellate Court Procedural
Rules Committee. Judge Lally-Green was then appointed by the Supreme Court of Pennsylvania and currently serves on the
Judicial Ethics Advisory Board. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, Saint Vincent Seminary; Member, Pennsylvania State
Board of Education (public); Director, Catholic Charities, Pittsburgh; and Director, CNX Resources Corporation (natural gas).
Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central
Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High
Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, Saint Vincent College; Director and
Chair, North Catholic High School, Inc.; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; and Director and
Vice Chair, Saint Francis University.

Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2016
Principal Occupations: Director or Trustee and Chair of the Audit Committee of the Federated Hermes Fund Family; Sole
Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity. Mr. O’Neill previously served as Chief
Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and
Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston,
MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber); and
Director, The Golisano Children’s Museum of Naples, Florida.

Madelyn A. Reilly Birth Date: February 2, 1956 Trustee Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; formerly, Senior Vice President for Legal
Affairs, General Counsel and Secretary of Board of Directors, Duquesne University (Retired).
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Senior Vice President for Legal Affairs, General Counsel and Secretary of Board of Directors and Director
of Risk Management and Associate General Counsel, Duquesne University. Prior to her work at Duquesne University,
Ms. Reilly served as Assistant General Counsel of Compliance and Enterprise Risk as well as Senior Counsel of Environment,
Health and Safety, PPG Industries. Ms. Reilly currently serves as a member of the Board of Directors of UPMC Mercy
Hospital, and as a member of the Board of Directors of Catholic Charities, Pittsburgh.

P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: August 2016
Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CONSOL Energy Inc.
(now split into two separate publicly traded companies known as CONSOL Energy Inc. and CNX Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of
Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and
Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive
Vice President, CONSOL Energy Inc. and CNX Gas Company; and Board Member, Ethics Counsel and Shareholder, Buchanan
Ingersoll & Rooney PC (a law firm).

Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: August 2016
Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; President and Director, Heat Wagon, Inc.
(manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career.
Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).

OFFICERS
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Jeremy D. Boughton Birth Date: September 29, 1976 TREASURER Officer since: March 2024
Principal Occupations: Principal Financial Officer and Treasurer of the Federated Hermes Fund Family; Senior Vice President,
Federated Administrative Services, Federated Administrative Services, Inc., Federated Advisory Services Company,
Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated
Investment Counseling, Federated Investment Management Company and Federated MDTA, LLC. Formerly, Controller,
Federated Hermes, Inc. and Financial and Operations Principal for Federated Securities Corp. Mr. Boughton has received the
Certified Public Accountant designation.
Previous Positions: Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer,
Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative
Services, Inc., Federated Securities Corp., Federated Advisory Services Company, Federated Equity Management Company
of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment
Management Company, Federated MDTA, LLC and Federated Hermes (UK) LLP, as well as other subsidiaries of Federated
Hermes, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: November 2016
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Hermes
Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Hermes, Inc.;
Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated
Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated
Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated
Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated
Hermes, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: June 2016
Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Hermes Fund Family; Vice
President and Chief Compliance Officer of Federated Hermes, Inc. and Chief Compliance Officer of certain of its subsidiaries.
Mr. Van Meter joined Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Hermes, Inc.
Prior to joining Federated Hermes, Inc., Mr. Van Meter served at the United States Securities and Exchange Commission in
the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division
of Enforcement.

Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: November 2016
Principal Occupations: Robert J. Ostrowski joined Federated Hermes, Inc. in 1987 as an Investment Analyst and became a
Portfolio Manager in 1990. He was named Chief Investment Officer of Federated Hermes’ taxable fixed-income products in
2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund’s Adviser in 2009 and served as a Senior Vice President of the Fund’s Adviser from 1997 to 2009. Mr. Ostrowski has received the
Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Ihab Salib Birth Date: December 14, 1964 VICE PRESIDENT Officer since: November 2016 Portfolio Manager since: December 2016
Principal Occupations: Ihab Salib has been the Portfolio Manager of the Fund since December 2016. He is Vice President of the Fund. Mr. Salib joined Federated Hermes in April 1999 as a Senior Fixed-Income Trader/Assistant Vice President of the
Fund’s Adviser. In July 2000, he was named a Vice President of the Fund’s Adviser and in January 2007 he was named a
Senior Vice President of the Fund’s Adviser. He has served as a Portfolio Manager since January 2002. From January 1994 through March 1999, Mr. Salib was employed as a Senior Global Fixed-Income Analyst with UBS Brinson, Inc. Mr. Salib received his B.A. with a major in Economics from Stony Brook University.

Chris McGinley Birth Date: July 28, 1978 Vice President Officer since: November 2016 Portfolio Manager since: December 2016
Principal Occupations: Chris McGinleyhas been the Fund’s Portfolio Manager since December 2016. He is Vice President of the Fund. Mr. McGinley joined Federated Hermes in 2004 as an associate research analyst in the international fixed-income department. He became an Assistant Vice President of the Fund’s Adviser in 2005 and Vice President in 2013. Mr. McGinley
joined the Sub-Adviser in 2013. Mr. McGinley worked in Senator Rick Santorum’s office in 2001 and from 2002 to 2004 he served as Legislative Correspondent for Senator Santorum. Mr. McGinley earned his B.S. and received his M.P.I.A. from the
University of Pittsburgh.

Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Maarten Offeringa Birth Date: February 1, 1976 Vice President Officer since: August 2019 Portfolio Manager since: July 2019
Principal Occupations: Maarten Offeringa has been the Fund’s Portfolio Manager since July 2019. He is Vice President of the
Fund. Mr. Offeringa joined Federated Hermes in 2018. Mr. Offeringa is responsible for providing research and advice on sector allocation and security selection. He has worked in financial services since 2002; has worked in investment management since 2018; has managed investment portfolios since 2019. Previous associations: Director, Bank of America
Merrill Lynch; Vice President, J.P. Morgan. Education: MA, Vrije Universiteit Amsterdam.

Kazaur Rahman Birth Date: November 30, 1982 Vice President Officer since: August 2023 Portfolio Manager since: July 2023
Principal Occupations: Kazaur Rahman has been the Fund’s Portfolio Manager since July 2023. He is Vice President of the
Fund. Mr. Rahman joined Federated Hermes in 2019. Mr. Rahman is responsible for providing research and advice on sector allocation and security selection. He has worked in financial services since 2005; has worked in investment management since
2019; has managed investment portfolios since 2023. Previous associations include roles with: Deutsche Bank; VTB Capital;
Bank of America; PricewaterhouseCoopers (PwC). Education: BSc, University of London.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2023
Federated Hermes Project and Trade Finance Tender Fund (the “Fund”)
At its meetings in May 2023 (the “May Meetings”), the Fund’s Board of Trustees (the “Board”), including those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated Investment Management Company (the “Adviser”) and the investment sub-advisory contract between the Adviser and Federated Hermes (UK) LLP (the “Sub-Adviser” and together with the Adviser, the “Advisers”) with respect to the Fund (together, the “Contracts”) for an additional one-year term. The Board’s determination to approve the continuation of the Contracts reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to approve the continuation of the existing arrangements. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation of the Fund’s management fee (the “CCO Fee Evaluation Report”). The Board considered the CCO Fee Evaluation Report, along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contracts. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board considered information specifically prepared in connection with the approval of the continuation of the Contracts that was presented at the May Meetings. In this regard, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Advisers and their affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes by independent legal counsel on behalf of the Independent Trustees encompassing a wide variety of topics, including those summarized below. The Board also considered such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the Contracts, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose.
The Board’s consideration of the Contracts included review of materials and information covering the following matters, among others: the nature, quality and extent of the advisory and other services provided to the Fund by Federated Hermes; Federated Hermes’ business and operations; the Advisers’ investment philosophy, personnel and processes; the Fund’s investment objectives and strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate); the Fund’s fees and expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the financial condition of Federated Hermes; the Adviser’s profitability with respect to managing the Fund; distribution and sales activity for the Fund; and the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any).
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees charged to other registered funds in evaluating the Contracts. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by the adviser to the fund and its shareholders, including the performance of the fund, its benchmark and comparable funds; (2) the adviser’s cost of providing the services and the profitability to the adviser of providing advisory services to the fund; (3) the extent to which the adviser may realize “economies of scale” as the fund grows larger and, if such economies of scale exist, whether they have been appropriately shared with the fund and its shareholders or the family of funds; (4) any “fall-out” benefits that accrue to the adviser because of its relationship with the fund, including research services received from brokers that execute fund trades and any fees paid to affiliates of the adviser for services rendered to the fund; (5) comparative fee and expense structures, including a comparison of management fees paid to the adviser with those paid by similar funds managed by the same adviser or other advisers as well as management fees charged to institutional and other advisory clients of the same adviser for what might be viewed as like services; and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise, including whether they are fully informed about all facts
Annual Shareholder Report

the board deems relevant to its consideration of the adviser’s services and fees. The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for a fund board’s approval of the fund’s investment advisory contract generally align with the factors listed above. The Board was guided by these factors in its evaluation of the Contracts to the extent it considered them to be appropriate and relevant, as discussed further below. The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the oversight of the other funds advised by Federated Hermes (each, a “Federated Hermes Fund” and, collectively, the “Federated Hermes Funds”).
In addition, the Board considered the preferences and expectations of Fund shareholders and the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew the Contracts. In particular, the Board recognized that many shareholders likely have invested in the Fund based on the strength of Federated Hermes’ industry standing and reputation and with the expectation that Federated Hermes will have a continuing role in providing advisory services to the Fund. Thus, the Board observed that there are a range of investment options available to the Fund’s shareholders and such shareholders in the marketplace, having had the opportunity to consider other investment options, have effectively selected Federated Hermes by virtue of investing in the Fund.
In determining to approve the continuation of the Contracts, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Contracts was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contracts. The Board recognized that its evaluation process is evolutionary and that the factors considered and emphasis placed on relevant factors may change in recognition of changing circumstances in the registered fund marketplace. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contracts for the Fund as part of its consideration of agreements for funds across the family of Federated Hermes Funds, but its approvals were made on a fund-by-fund basis.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Advisers and the resources of Federated Hermes dedicated to the Fund. In this regard, the Board evaluated, among other things, the terms of the Contracts and the range of services provided to the Fund by Federated Hermes. The Board considered the Advisers’ personnel, investment philosophy and process, investment research capabilities and resources, trade operations capabilities, experience and performance track record. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and Federated Hermes’ ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered the trading operations by the Advisers, including the execution of portfolio transactions and the selection of brokers for those transactions. The Board also considered the Advisers’ ability to deliver competitive investment performance for the Fund when compared to the Fund’s Performance Peer Group (as defined below), which was deemed by the Board to be a useful indicator of how the Advisers are executing the Fund’s investment program.
In addition, the Board considered the financial resources and overall reputation of Federated Hermes and its willingness to consider and make investments in personnel, infrastructure, technology, cybersecurity, business continuity planning and operational enhancements that are designed to benefit the Federated Hermes Funds. The Board noted that the significant acquisition of Hermes Fund Managers Limited by Federated Hermes has deepened Federated Hermes’ investment management expertise and capabilities and expanded its access to analytical resources related to environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters. The Board considered the quality of Federated Hermes’ communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Federated Hermes Funds. The Board also considered that Federated Hermes is responsible for providing the Federated Hermes Funds’ officers.
The Board received and evaluated information regarding Federated Hermes’ regulatory and compliance environment. The Board considered Federated Hermes’ compliance program and compliance history and reports from the CCO about Federated Hermes’ compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulatory agencies. The Board also noted Federated Hermes’ support of the Federated Hermes Funds’ compliance control structure and the compliance-related resources devoted by Federated Hermes in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including
Annual Shareholder Report

Federated Hermes’ commitment to respond to rulemaking and other regulatory initiatives of the SEC. The Board considered Federated Hermes’ approach to internal audits and risk management with respect to the Federated Hermes Funds and its day-to-day oversight of the Federated Hermes Funds’ compliance with their investment objectives and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led, and continue to lead, to an increase in the scope of Federated Hermes’ oversight in this regard, including in connection with the implementation of new rules on derivatives risk management and fair valuation.
The Board also considered the implementation of Federated Hermes’ business continuity plans. In addition, the Board noted Federated Hermes’ commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes due to the market, regulatory and control environments in which the Fund and its service providers operate.
The Board considered Federated Hermes’ efforts to provide shareholders in the Federated Hermes Funds with a comprehensive array of funds with different investment objectives, policies and strategies. The Board considered the expenses that Federated Hermes had incurred, as well as the entrepreneurial and other risks assumed by Federated Hermes, in sponsoring and providing on-going services to new funds to expand these opportunities for shareholders. The Board noted the benefits to shareholders of being part of the family of Federated Hermes Funds, which include the general right to exchange investments between the same class of shares without the incurrence of additional sales charges.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided by the Advisers to the Fund.
Fund Investment Performance
The Board considered the investment performance of the Fund. In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks. The Board considered detailed investment reports on, and the Advisers’ analysis of, the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings. These reports included, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to one or more relevant categories or groups of peer funds and the Fund’s benchmark index, performance attribution information and commentary on the effect of market conditions. The Board considered that, in its evaluation of investment performance at meetings throughout the year, it focused particular attention on information indicating less favorable performance of certain Federated Hermes Funds for specific time periods and discussed with Federated Hermes the reasons for such performance as well as any specific actions Federated Hermes had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
The Board also reviewed comparative information regarding the performance of an appropriate group of peer funds compiled by Federated Hermes using data supplied by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”). The Board noted the CCO’s view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Advisers in managing the Fund. The Board considered the CCO’s view that, in evaluating such comparisons, in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group. The Board also considered a report comparing the performance of the Fund solely to other funds with a quantitative focus in the Performance Peer Group.
The Board considered that the Fund’s performance fell below the median of the Performance Peer Group for the one-year, three-year and five-year periods ended December 31, 2022. The Board discussed the Fund’s performance with the Advisers and recognized the efforts being taken by the Advisers in the context of other factors considered relevant by the Board.
Based on these considerations, the Board concluded that it had continued confidence in the Advisers’ overall capabilities to manage the Fund.
Fund Expenses
The Board considered the advisory fee, sub-advisory fee, and overall expense structure of the Fund and the comparative fee and expense information that had been provided in connection with the May Meetings. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates and total expense ratios relative to the category of peer funds selected by Morningstar (the “Expense Peer Group”).
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged to funds by other advisers, the use of comparisons between the Fund and its Expense Peer Group assisted the Board in its evaluation of the Fund’s fees and expenses. The Board focused on comparisons with other registered funds with comparable investment programs more heavily than non-registered fund products or services because such comparisons are believed to be more relevant. The Board considered that other registered funds are the products most like
Annual Shareholder Report

the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s shareholders. The Board noted that the range of such other registered funds’ fees and expenses, therefore, appears to be a relevant indicator of what investors have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the Expense Peer Group, and the Board was satisfied that the overall expense structure of the Fund remained competitive.
The Board also received and considered information about the nature and extent of services offered and fees charged by Federated Hermes to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-registered fund clients (such as institutional separate accounts) and third-party unaffiliated registered funds for which any of the Advisers or their affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-registered fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing and fund liquidity; (vi) different administrative responsibilities; (vii) different degrees of risk associated with management; and (viii) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary registered fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s registered fund, noting the CCO’s view that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party registered fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
Based on these considerations, the Board concluded that the fees and total operating expenses of the Fund, in conjunction with other matters considered, are reasonable in light of the services provided.
Profitability
The Board received and considered profitability information furnished by Federated Hermes. Such profitability information included revenues reported on a fund-by-fund basis and estimates of the allocation of expenses made on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs on a fund-by-fund basis continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. In addition, the Board considered the CCO’s view that the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contracts are consistent with the methodologies previously reviewed by an independent consultant. The Board noted that the independent consultant had previously conducted a review of the allocation methodologies and reported to the Board that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable. The Board considered the CCO’s view that the estimated profitability to the Adviser from its relationship with the Fund was not unreasonable in relation to the services provided.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board recognized that profitability comparisons among fund management companies are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund management company is affected by numerous factors. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of determining economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated Hermes has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as: portfolio management, investment research and trading operations; shareholder services; compliance; business continuity,
Annual Shareholder Report

cybersecurity and information security programs; internal audit and risk management functions; and technology and use of data. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments are likely to be shared with the family of Federated Hermes Funds as a whole. In addition, the Board considered that fee waivers and expense reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. The Board considered that, in order for the Federated Hermes Funds to remain competitive in the marketplace, Federated Hermes has frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and has disclosed to shareholders and/or reported to the Board its intention to do so (or continue to do so) in the future. The Board also considered that Federated Hermes has been active in managing expenses of the Federated Hermes Funds in recent years, which has resulted in benefits being realized by shareholders.
The Board also received and considered information on adviser-paid fees (commonly referred to as “revenue sharing” payments) that was provided to the Board throughout the year and in connection with the May Meetings. The Board considered that Federated Hermes and the CCO believe that this information is relevant to considering whether Federated Hermes had an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, but should not be considered when evaluating the reasonableness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on economies of scale, which is compounded by the lack of any uniform methodology or pattern with respect to structuring fund advisory fees with breakpoints that serve to reduce the fees as a fund attains a certain size.
Other Benefits
The Board considered information regarding the compensation and other ancillary (or “fall-out”) benefits that Federated Hermes derived from its relationships with the Federated Hermes Funds. The Board noted that, in addition to receiving advisory fees under the Federated Hermes Funds’ investment advisory contracts, Federated Hermes’ affiliates also receive fees for providing other services to the Federated Hermes Funds under separate service contracts including for serving as the Federated Hermes Funds’ administrator and distributor. In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing the benefits, if any, that Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds.
Conclusions
The Board considered: (i) the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund is reasonable; and (ii) the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contracts by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and sub-advisory arrangements is a continuing and ongoing process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its ongoing oversight of the Federated Hermes Funds.
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Board, and the evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the continuation of the Contracts. The Board based its determination to approve the Contracts on the totality of the circumstances and relevant factors and with a view of past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400, Option #4. A report on “Form N-PX” of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedHermes.com/us/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
For each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedHermes.com/us.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY
In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called “householding”), as permitted by applicable rules. The Fund’s “householding” program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Shareholder Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the “householding” program. The Fund is also permitted to treat a shareholder as having given consent (“implied consent”) if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to “household” at least sixty (60) days before it begins “householding” and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to “opt out” of “householding.” Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of “householding” at any time: shareholders who purchased shares through an intermediary should contact their representative; other shareholders may call the Fund at 1-800-730-6001 or email ceinfo@federatedhermes.com.
Annual Shareholder Report

Closed-end funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in closed-end funds involves investment risk, including the possible loss of principal.
This Overview and Report is for shareholder information. This is not a Prospectus intended for use in the sale of Fund Shares. Statements and other information contained in this Overview and Report are as dated and subject to change.

Federated Hermes Project and Trade Finance Tender Fund

Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
CUSIP 31424D104
Q453325 (5/24)
© 2024 Federated Hermes, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c),(d) There were no amendments to or waivers from the Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers during the period covered by this report.

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's audit committee (the “Audit Committee”) is an “audit committee financial expert,” and is "independent," for purposes of this Item:  Thomas M. O’Neill and John S. Walsh.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2024 – $79,413

Fiscal year ended 2023 - $75,632

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2024 - $5,170

Fiscal year ended 2023 - $0

Fiscal year ended 2024- Audit consent fee for N-2 filing.

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2024 - $0

Fiscal year ended 2023 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2024 - $0

Fiscal year ended 2023 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate to management its responsibilities to pre-approve services performed by the independent auditor.

The Audit Committee has delegated pre-approval authority to its chairman (the “Chairman”) for services that do not exceed a specified dollar threshold. The Chairman or Chief Audit Executive will report any such pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain audit services; with limited exception, all other audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the RIC’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor, and has pre-approved certain audit-related services; all other audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide tax services to the RIC such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain tax services; with limited exception, all tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of permissible services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	With respect to such services rendered to the Funds, the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the audit client to its accountant during the fiscal year in which the services are provided; and,

(2)	With respect to such services rendered to the Fund’s investment adviser ( the “Adviser”)and any entity controlling, controlled by to under common control with the Adviser such as affiliated non-U.S. and U.S. funds not under the Audit Committee’s purview and which do not fall within a category of service which has been determined by the Audit Committee not to have a direct impact on the operations or financial reporting of the RIC, the aggregate amount of all services provided constitutes no more than five percent of the total amount of revenues paid to the RIC’s auditor by the RIC, its Adviser and any entity controlling, controlled by, or under common control with the Adviser during the fiscal year in which the services are provided; and

(3)	Such services were not recognized by the issuer or RIC at the time of the engagement to be non-audit services; and

(4)	Such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services which qualify for pre-approval and which it believes are routine and recurring services, and would not impair the independence of the auditor.

The Securities and Exchange Commission’s (the “SEC”) rules and relevant guidance should be consulted to determine the precise definitions of these services and applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Accounting Officer and/or the Chief Audit Executive of Federated Hermes, Inc., only after those individuals have determined that the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2024 – 0%

Fiscal year ended 2023 - 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2024 – 0%

Fiscal year ended 2023 – 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2024 – 0%

Fiscal year ended 2023 – 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s Adviser, and certain entities controlling, controlled by or under common control with the Adviser:

Fiscal year ended 2024 - $76,498

Fiscal year ended 2023 - $20,013

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5.	Audit Committee of Listed Registrants

The registrant has established an Audit Committee of the Board as described in Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee consists of the following Board members: Maureen Lally-Green, Thomas M. O’Neill, P. Jerome Richey and John S. Walsh.

Item 6.	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Voting Proxies On Fund Portfolio Securities

The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund's portfolio. The Board has also approved the Adviser's policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies

As an investment adviser with a fiduciary duty to the Fund and its shareholders, the Adviser's general policy is to cast proxy votes in favor of management proposals and shareholder proposals that the Adviser anticipates will enhance the long-term value of the securities being voted in a manner that is consistent with the investment objectives of the Fund. Generally, this will mean voting for proposals that the Adviser believes will improve the management of a company, increase the rights or preferences of the voted securities, or increase the chance that a premium offer would be made for the company or for the voted securities. This approach to voting proxy proposals will be referred to hereafter as the “General Policy.”

The Adviser generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios. However, the Adviser may vote differently if a client’s investment objectives differ from those of other clients or if a client explicitly instructs the Adviser to vote differently.

The following examples illustrate how the General Policy may apply to the most common management proposals and shareholder proposals. However, whether the Adviser supports or opposes a proposal will always depend on a thorough understanding of the registrant’s investment objectives and the specific circumstances described in the proxy statement and other available information.

Corporate Governance

On matters related to the board of directors, generally the Adviser will vote to elect nominees to the board in uncontested elections except in certain circumstances, such as where the director: (1) had not attended at least 75% of the board meetings during the previous year; (2) serves as the company’s chief financial officer, unless the company is headquartered in the UK where this is market practice; (3) has become over-boarded (more than five boards for retired executives and more than two boards for CEOs); (4) is a non-independent, non-executive director on the board of a U.S. domestic issuer where less than two-thirds of the directors are independent; (5) is a non-independent, non-executive director on the board of a foreign issuer where less than half of the directors are independent; (6) is a non-independent member of the audit committee; (7) is the chair of the nominating or governance committee when the roles of chairman of the board and CEO are combined and there is no lead independent director; (8) served on the compensation committee during a period in which compensation appears excessive relative to performance and peers; or (9) served on a board that did not implement a shareholder proposal that the Adviser supported and received more than 50% shareholder support the previous year.

In addition, the Adviser will generally vote in favor of: (10) a full slate of directors, where the directors are elected as a group and not individually, unless more than half of the nominees are not independent; (11) shareholder proposals to declassify the board of directors; (12) shareholder proposals to require a majority voting standard in the election of directors; (13) shareholder proposals to separate the roles of chairman of the board and CEO; (14) a proposal to require a company’s audit committee to be comprised entirely of independent directors; and (15) shareholder proposals to eliminate supermajority voting requirements in company bylaws.

On other matters of corporate governance, generally the Adviser will vote: (1) in favor of proposals to grant shareholders the right to call a special meeting if owners of at least 10% of the outstanding stock agree; (2) on a case-by-case basis for shareholder proposals to grant shareholders the right to act by written consent when the company does not already grant shareholders the right to call a special meeting; (3) on a case-by-case basis for proposals to adopt or amend shareholder rights plans (also known as “poison pills”); and (4) in favor of shareholder proposals calling for “Proxy Access,” that is, a bylaw change allowing shareholders owning at least 3% of the outstanding common stock for at least three years to nominate candidates for election to the board of directors.

Generally, the Adviser will vote every shareholder proposal of an environmental or social nature on a case-by-case basis. The quality of these shareholder proposals varies widely across markets. Similarly, company disclosures of their business practices related to environmental and social risks are not always adequate for investors to make risk assessments. Thus, the Adviser places great importance on company-specific analyses to determine how to vote. Above all, the Adviser will vote in a manner that would enhance the long-term value of the investment within the framework of the client’s investment objectives.

Shareholder Proposals on Environmental and Social Issues

The Adviser’s general approach to analyzing these proposals calls for considering the language of the written proposal, the financial materiality of the proposal’s objective, and the practices followed by industry peers. This analysis utilizes research reports from the Adviser’s proxy advisors, company filings, as well as reports published by the company and other outside organizations.

With respect to specific categories of proposals:

Environmental

The Adviser will generally support proposals calling for enhanced reporting on the company’s business practices, including policies, strategic initiatives, and oversight mechanisms, related to environmental risks. To reach a final voting decision, we will take into consideration:

•	The company’s current level of publicly available disclosure.

•	Whether the company has formally committed to implementation of a reporting program based on frameworks such as the SASB materiality standards or the TCFD recommendations.

•	Whether the company’s current level of disclosure is comparable to that of industry peers; and

•	Whether there are significant controversies or litigation associated with the company’s environmental performance.

Social

The Adviser will generally support resolutions in the social category when they call for measures to enhance disclosure that would enable investors to make better risk assessments of the company’s social issues, such as their human capital management practices. We will generally oppose proposals calling for a change in the company’s product line or methods of distribution.

Political Activities

The Adviser will generally support enhanced disclosure of policies, practices, and oversight of corporate political activity when the current level of disclosure falls short of disclosure provided by industry peers. We will oppose proposals prohibiting the company’s participation in any part of the political process, such as making political contributions and joining trade associations.

Capital Structure

On matters of capital structure, generally, the Adviser will vote proxies for U.S. issuers on a case-by-case basis for proposals to authorize the issuance of new shares if not connected to an M&A transaction and the potential dilution is more than 10%, against proposals to create multiple-class voting structures where one class has superior voting rights to the other classes, in favor of proposals to authorize reverse stock splits unless the amount of authorized shares is not also reduced proportionately. Generally, the Adviser will vote proxies for non-U.S. issuers in favor of proposals to authorize issuance of shares with and without pre-emptive rights unless the size of the authorities would threaten to unreasonably dilute existing shareholders.

Executive Compensation

Votes on executive compensation come in many forms, including advisory votes on U.S. executive compensation plans (“Say On Pay”), advisory and binding votes on the design or implementation of non-U.S. executive remuneration plans, and votes to approve new equity plans or amendment to existing plans. Generally, the Adviser will support compensation arrangements that are aligned with the client’s long-term investment objectives.

With respect to specific categories of proposals:

Say on Pay

The Adviser will generally vote in favor of these proposals unless the plan has failed to align executive compensation with corporate performance, or the design of the plan is likely to lead to misalignment in the future. We support the principle of an annual shareholder vote on executive pay and will generally vote accordingly on proposals which set the frequency of the Say On Pay vote.

Remuneration Policy

In some markets, shareholders are provided a vote on the remuneration policy, which sets out the structural elements of a company’s executive remuneration plan on a forward-looking basis. The Adviser will generally support these proposals unless:

•	The design of the remuneration policy fails to appropriately link executive compensation with corporate performance.

•	Total compensation appears excessive relative to the company’s industry peer group considering local market dynamics; or

•	There is insufficient disclosure to enable an informed judgment, particularly as it relates to the disclosure of the maximum amounts of compensation that may be awarded.

Remuneration Report

Markets with remuneration policy proposals typically also have proposals asking shareholders to approve the annual remuneration report. The remuneration report provides shareholders with details concerning the implementation in the previous year of the remuneration policy. The Adviser will generally support these proposals unless the level of disclosure is not sufficient to permit an evaluation of the company’s pay practices in the period covered by the report. A vote against the remuneration policy, which in most markets is not an annual voting item, would not necessarily result in votes against the remuneration report at subsequent shareholder meetings.

Equity Plans

The Adviser will generally vote in favor of equity plan proposals unless they:

•	Result in unreasonable dilution to existing shareholders.

•	Permit replacement of “underwater” options with new options on more favorable terms for the recipient; or

•	Omit the criteria for determining the granting or vesting of awards.

M&A Activity

On matters relating to corporate transactions, the Adviser will generally vote in favor of mergers, acquisitions, and sales of assets if the Adviser’s analysis of the proposed business strategy and the transaction price would have a positive impact on the total return for shareholders.

Contested Elections

If a shareholders meeting is contested - that is, shareholders are presented with a set of director candidates nominated by company management and a set of director candidates nominated by a dissident shareholder - the Adviser will study the proposed business strategies of both groups and vote in a way that maximizes expected total return for the Fund.

Cost/Benefit Analysis

In addition, the Adviser will not vote any proxy if it determines that the consequences or costs of voting outweigh the potential benefit of voting. For example, if a foreign market requires shareholders voting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period), the Adviser will not vote proxies for such shares. In addition, the Adviser is not obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English.

Securities Lending Recall

To the extent that the Adviser is permitted to loan securities, the Adviser does not have the right to vote on securities while they are on loan. However, the Adviser will take all reasonable steps to recall shares prior to the record date when the meeting raises issues that the Adviser believes materially affect shareholder value, provided that the Adviser considers that the benefits of voting on the securities are greater than the associated costs, including the opportunity cost of the lost revenue that would otherwise be generated by the loan. However, there can be no assurance that the Adviser will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.

Issuer Feedback

The Adviser will consider feedback from issuers on the voting recommendations of the Adviser’s proxy advisory firm if the feedback is provided at least five days before the voting cut-off date. In certain circumstances, primarily those where the Adviser’s voting policy is absolute and without exception, issuer feedback will not be part of the voting decision. For example, it is the Adviser’s policy to always support a shareholder proposal to separate the roles of chairman of the board and CEO. Thus, any comments from the issuer opposing this proposal would not be considered.

Best Efforts

If proxies are not delivered in a timely or otherwise appropriate basis, the Adviser may not be able to vote a particular proxy.

For an Adviser that employs a quantitative investment strategy for certain funds or accounts that does not make use of qualitative research (“Non-Qualitative Accounts”), the Adviser may not have the kind of research to make decisions about how to vote proxies for them. Therefore, the Adviser will vote the proxies of these Non-Qualitative Accounts as follows: (a) in accordance with the Standard Voting Instructions (defined below); (b) if the Adviser is casting votes for the same proxy on behalf of a regular qualitative account and a Non-Qualitative Account, the Non-Qualitative Account would vote in the same manner as the regular qualitative account; (c) if neither of the first two conditions apply, as the proxy advisory firm is recommending; and (d) if none of the previous conditions apply, as recommended by the Proxy Voting Committee.

Proxy Voting Procedures

The Adviser has established a Proxy Voting Committee (“Proxy Committee”), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. To assist it in carrying out the day-to-day operations related to proxy voting, the Proxy Committee has created the Proxy Voting Management Group (PVMG). The day-to-day operations related to proxy voting are carried out by the Proxy Voting Operations Team (PVOT) and overseen by the PVMG. Besides voting the proxies, this work includes engaging with investee companies on corporate governance matters, managing the proxy advisory firm, soliciting voting recommendations from the Adviser's investment professionals, bringing voting recommendations to the Proxy Committee for approval, filing with regulatory agencies any required proxy voting reports, providing proxy voting reports to clients and investment companies as they are requested from time to time, and keeping the Proxy Committee informed of any issues related to corporate governance, and proxy voting.

The Adviser has compiled a list of specific voting instructions based on the General Policy (the “Standard Voting Instructions”). The Standard Voting Instructions and any modifications to them are approved by the Proxy Committee. The Standard Voting Instructions sometimes call for an investment professional to review the ballot question and provide a voting recommendation to the Proxy Committee (a “case-by-case vote”). The foregoing notwithstanding, the Proxy Committee always has the authority to determine a final voting decision.

The Adviser has hired a proxy advisory firm to perform various proxy voting related administrative services such as ballot reconciliation, vote processing, and recordkeeping functions. The Proxy Committee has supplied the proxy advisory firm with the Standard Voting Instructions. The Proxy Committee retains the right to modify the Standard Voting Instructions at any time or to vote contrary to them at any time to cast proxy votes in a manner that the Proxy Committee believes is in accordance with the General Policy. The proxy advisory firm may vote any proxy as directed in the Standard Voting Instructions without further direction from the Proxy Committee. However, if the Standard Voting Instructions require case-by-case handling for a proposal, the PVOT will work with the investment professionals and the proxy advisory firm to develop a voting recommendation for the Proxy Committee and to communicate the Proxy Committee's final voting decision to the proxy advisory firm. Further, if the Standard Voting Instructions require the PVOT to analyze a ballot question and make the final voting decision, the PVOT will report such votes to the Proxy Committee on a quarterly basis for review.

Conflicts of Interest

The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the registrant (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to below as an “Interested Company.”

The Adviser has implemented the following procedures to avoid concerns that the conflicting interests of the Adviser or its affiliates have influenced proxy votes. Any employee of the Adviser or its affiliates who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the proxy will be voted. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. This requirement includes engagement meetings with investee companies and does not include communications with proxy solicitation firms. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Standard Voting Instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Standard Voting Instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose annually to the Fund's Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did. In certain circumstances it may be appropriate for the Adviser to vote in the same proportion as all other shareholders, to not affect the outcome beyond helping to establish a quorum at the shareholders' meeting. This is referred to as “proportional voting.” If the registrant owns shares of another Federated Hermes, Inc. (“Federated Hermes”) mutual fund, generally the Adviser will proportionally vote the client's proxies for that fund or seek direction from the Board or the client on how the proposal should be voted. If the registrant owns shares of an unaffiliated mutual fund, the Adviser may proportionally vote the registrant's proxies for that fund depending on the size of the position. If the registrant owns shares of an unaffiliated exchange-traded fund, the Adviser will proportionally vote the registrant's proxies for that fund.

Downstream Affiliates

If the Proxy Committee gives further direction, or seeks to vote contrary to the Standard Voting Instructions, for a proxy relating to a portfolio company in which the registrant owns more than 10% of the portfolio company's outstanding voting securities at the time of the vote (“Downstream Affiliate”), the Proxy Committee must first receive guidance from counsel to the Proxy Committee as to whether any relationship between the Adviser and the portfolio company, other than such ownership of the portfolio company's securities, gives rise to an actual conflict of interest. If counsel determines that an actual conflict exists, the Proxy Committee must address any such conflict with the executive committee of the board of directors or trustees of any investment company client prior to taking any action on the proxy at issue.

Proxy Advisers' Conflicts of Interest

Proxy advisory firms may have significant business relationships with the subjects of their research and voting recommendations. For example, a significant vendor for a proxy advisory firm may be a public company with an upcoming shareholders’ meeting and the proxy advisory firm has published a research report with voting recommendations. In another example, a proxy advisory firm consulting client may be a public company for which the proxy advisory firm will write a research report. These and similar situations give rise to an actual or apparent conflict of interest.

To avoid concerns that the conflicting interests of proxy advisory firms have influenced their proxy voting recommendations, the Adviser will take the following steps:

•         A due diligence team made up of employees of the Adviser and/or its affiliates will meet with its primary proxy advisor on an annual basis and determine through a review of their policies and procedures and through inquiry that they have established a system of internal controls that provide reasonable assurance that their voting recommendations are not influenced by their various conflicts of interest.

•         On an annual basis the Director of Proxy Voting will examine a sample of proxy advisory firm’s research reports for that firm’s institutional consulting clients and determine if evidence of bias in recommendations exists. If such evidence is found, the results of the examination will be presented to the Proxy Management Group and a decision would be made as to the further use of that advisory firm’s research reports.

• Whenever the standard voting guidelines call for voting a proposal in accordance with a proxy advisory firm’s recommendation and the proxy advisory firm has disclosed that they have a conflict of interest with respect to that issuer, the PVOT will take the following steps: (a) the PVOT will obtain a copy of the research report published by a proxy advisory firm for that issuer; (b) the Director of Proxy Voting, or their designee, will review proxy advisory firm reports and determine what vote will be cast. The PVOT will report all proxies voted in this manner to the Proxy Committee on a quarterly basis. Alternatively, the PVOT may seek direction from the Committee on how the proposal shall be voted.

Proxy Voting Report

A report on “Form N-PX” of how the registrant voted any proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the registrant at www.FederatedHermes.com/us/FundInformation. Form N-PX filings are also available (i) without charge, upon request, by calling the registrant at 1-800-341-7400, Option #4; and (ii) on the SEC's website at www.sec.gov.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

As of the date of filing of the report, the Portfolio Managers listed below are jointly and primarily responsible for managing the registrant’s assets.

Portfolio Manager Information

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other funds/pooled investment vehicles or accounts (collectively, including the Fund, as applicable, “accounts”) for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the registrant. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts can include, for example, conflicts created by specific portfolio manager compensation arrangements (including, for example, the allocation or weighting given to the performance of the Fund or other accounts or activities for which the portfolio manager is responsible in calculating the portfolio manager's compensation), and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the registrant from being negatively affected as a result of any such potential conflicts.

The following information about the registrant's Portfolio Managers is provided as of the end of the registrant's most recently completed fiscal year unless otherwise indicated.

Ihab L. Salib, Senior Portfolio Manager

Ihab L. Salib, Senior Portfolio Manager, has been the registrant’s portfolio manager since its inception in December of 2016.

Mr. Salib is Head of the International Fixed Income Group and Head of the Currency Management Committee. He is responsible for day to day management of the Fund focusing on asset allocation, interest rate strategy and security selection. He has been with the Adviser or an affiliate since 1999; has worked in investment management since 1992; has managed investment portfolios since 2002. Education: B.A., State University of New York at Stony Brook.

Types of Accounts Managed by Ihab Salib	Total Number of Additional Accounts Managed/Total Assets*	Additional Accounts/Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	15/$2.6 billion	0/$0
Other Pooled Investment Vehicles	7/$459.9 million	0/$0
Other Accounts	2/$26.9 million	2/$425.6 million

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: None.

Ihab Salib is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP), and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (“Federated Hermes”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling one, three and four calendar year pre-tax gross total return basis versus the Fund's benchmark (i.e., ICE BofA US Dollar 1-Month Deposit Offered Rate Constant Maturity Index). Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.

As noted above, Mr. Salib is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Fund or other accounts or activities for which Mr. Salib is responsible when his compensation is calculated may be equal or can vary.

In addition, Mr. Salib has oversight responsibility for other portfolios that he does not personally manage and serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility and/or yield curve) for taxable, fixed-income funds. A portion of the IPP score is based on Federated Hermes' senior management's assessment of team contributions.

For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into one of two IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed or activity engaged in by the portfolio manager and included in the IPP groups. At the account level, the weighting assigned to the Fund is lesser than or equal to the weighting assigned to other accounts or activities used to determine IPP (but can be adjusted periodically). A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).

Christopher P. McGinley, Senior Portfolio Manager

Christopher P. McGinley, Senior Portfolio Manager, has been the registrant’s portfolio manager since its inception in December of 2016.

Mr. McGinley is Head of the Trade Finance Team and is responsible for day to day management of the Fund focusing on asset allocation, interest rate strategy and security selection. He has been with the Adviser or an affiliate since 2004; has worked in investment management since 2005; has managed investment portfolios since 2009. Education: B.S., University of Pittsburgh; M.P.I.A., University of Pittsburgh.

Types of Accounts Managed by Christopher McGinley	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	9/$937.2 million
Other Pooled Investment Vehicles	1/$620.9 thousand
Other Accounts	1/$644.0 thousand

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: None.

Christopher McGinley is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP), and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (“Federated Hermes”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling one, three and four calendar year pre-tax gross total return basis versus the Fund's benchmark (i.e., ICE BofA US Dollar 1-Month Deposit Offered Rate Constant Maturity Index). Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.

As noted above, Mr. McGinley is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Fund or other accounts for which Mr. McGinley is responsible when his compensation is calculated may be equal or can vary.

For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into one of two IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed by the portfolio manager and included in the IPP groups. At the account level, the weighting assigned to the Fund is greater than or equal to the weighting assigned to other accounts used to determine IPP (but can be adjusted periodically). A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).

Maarten Offeringa, Portfolio Manager

Maarten Offeringa, Portfolio Manager, has been the registrant’s portfolio manager since July of 2019.

Effective August 1, 2023, Mr. Offeringa is dual employed with Federated Hermes (UK) LLP (the “Sub-Adviser”) and Federated Hermes Limited (“FHL”) and serves as Portfolio Manager of the Fund in his capacity as an employee of the Sub-Adviser.

Mr. Offeringa is responsible for providing research and advice on sector allocation and security selection. He has been with the Adviser or an affiliate since 2018; has worked in financial services since 2002; has worked in investment management since 2018; has managed investment portfolios since 2019. Previous associations: Director, Bank of America Merrill Lynch; Vice President, J.P. Morgan. Education: MA, Vrije Universiteit Amsterdam.

Types of Accounts Managed by Maarten Offeringa	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	4/$937.2 million
Other Pooled Investment Vehicles	0/$0
Other Accounts	0/$0

*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: None.

Maarten Offeringa is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on Investment Product Performance (IPP), as well as financial measures and wider performance considerations. The bonus award is subject to our remuneration policy and company co-investment deferral scheme. The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling one, three and four calendar year pre-tax gross total return basis versus the Fund's benchmark (i.e., ICE BofA US Dollar 1-Month Deposit Offered Rate Constant Maturity Index). Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.

As noted above, Mr. Offeringa is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Fund or other accounts for which Mr. Offeringa is responsible when his compensation is calculated may be equal or can vary.

For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into one of two IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed by the portfolio manager and included in the IPP groups. At the account level, the weighting assigned to the Fund is greater than or equal to the weighting assigned to other accounts used to determine IPP (but can be adjusted periodically). Additionally, a portion of Mr. Offeringa’s IPP score is based on the performance of the accounts for which he provides research and analytic support. A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to account performance and any other factors as deemed relevant.

Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).

Kazaur Rahman, Portfolio Manager

Kazaur Rahman, ACA, Portfolio Manager, has been the registrant’s portfolio manager since July of 2023.

Effective August 1, 2023, Mr. Rahman is dual employed with the Sub-Adviser and FHL and serves as Portfolio Manager of the Fund in his capacity as an employee of the Sub-Adviser.

Mr. Rahman is responsible for providing research and advice on sector allocation and security selection. He has been with the Adviser or an affiliate since 2019; has worked in financial services since 2005; has worked in investment management since 2019; has managed investment portfolios since 2023. Previous associations include roles with: Deutsche Bank; VTB Capital; Bank of America; PricewaterhouseCoopers (PwC). Education: BSc, University of London.

Types of Accounts Managed by Kazaur Rahman	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	4/$937.2 million
Other Pooled Investment Vehicles	0/$0
Other Accounts	0/$0

*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: None.

Kazaur Rahman is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on Investment Product Performance (IPP), as well as financial measures and wider performance considerations. The bonus award is subject to our remuneration policy and company co-investment deferral scheme. The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling one, three and four calendar year pre-tax gross total return basis versus the Fund's benchmark (i.e., ICE BofA US Dollar 1-Month Deposit Offered Rate Constant Maturity Index). Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.

As noted above, Mr. Rahman is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Fund or other accounts for which Mr. Rahman is responsible when his compensation is calculated may be equal or can vary.

For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into one of two IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed by the portfolio manager and included in the IPP groups. At the account level, the weighting assigned to the Fund is greater than or equal to the weighting assigned to other accounts used to determine IPP (but can be adjusted periodically). Additionally, a portion of Mr. Rahman’s IPP score is based on the performance of the accounts for which he provides research and analytic support. A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to account performance and any other factors as deemed relevant.

Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10.	Submission of Matters to a Vote of Security Holders

No changes to report.

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable. The registrant does not currently participate in a securities lending program and did not engage in any securities lending activities during the period of this report.

Item 18.	Recovery of Erroneously Awarded Compensation

(a)	Not Applicable
(b)	Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Hermes Project and Trade Finance Tender Fund

By /S/ Jeremy D. Boughton

Jeremy D. Boughton, Treasurer and Principal Financial Officer

Date ___May 23, 2024____

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, President and Principal Executive Officer

Date ___May 23, 2024____

By /S/ Jeremy D. Boughton

Jeremy D. Boughton, Treasurer and Principal Financial Officer

Date ___May 23, 2024____